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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No. 33-     ) of our report dated January 26, 1996, except for Note 18, as to which the date is February 8, 1996, on our audits of the supplemental combined financial statements of Associates First Capital Corporation and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                            COOPERS & LYBRAND L.L.P.

Dallas, Texas
February 8, 1996